UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 6, 2007

Insight Enterprises, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-25092	86-0766246
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1305 West Auto Drive, Tempe, Arizona		85284
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-902-1001

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 7, 2007, Insight Enterprises, Inc. (the "Company") announced that on March 6, 2007 it received, as anticipated, an Additional Staff Determination providing additional notice of non-compliance from the Staff of The Nasdaq Stock Market. The determination was made pursuant to Nasdaq Marketplace Rule 4310(c)(14) due to the Company's delay in filing its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (the "2006 10-K"). The Additional Staff Determination serves as an additional basis for delisting the Company's common stock from The Nasdaq Global Select Market.

As previously disclosed, the Company received a similar notice of non-compliance on November 10, 2006 in relation to the delay in filing its Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 (the "Third Quarter 2006 10-Q"). Also as previously disclosed, the Company delayed the filing of its Third Quarter 2006 10-Q and the 2006 10-K pending the completion of the review of the Company's historical stock option practices by the Options Subcommittee of the Company's Board of Directors. In response to the first notice of non-compliance, the Company attended a hearing before a Nasdaq Listing Qualifications Panel (the "Panel"). On January 26, 2007, the Panel granted the Company's request for continued listing subject to the requirements that (i) the Company provide the Panel with an update on the status of the option practices review by February 9, 2007, which it has done, (ii) on or about March 16, 2007, the Company provide specified information to Nasdaq about the results of the option practices review and (iii) on or before April 26, 2007, the Company file its Third Quarter 2006 10-Q and any necessary restatements.

The Additional Staff Determination from Nasdaq requests that the Company provide the Panel with its views with respect to the delayed filing of the 2006 10-K on or before March 13, 2007. The Company intends to provide the Panel with a submission by that date describing its efforts to file the Third Quarter 2006 10-Q and the 2006 10-K. The Company is working diligently to file the Third Quarter 2006 10-Q and the 2006 10-K and will file the reports as soon as practicable following completion of the review of its historical stock option practices.

A copy of the press release issued on March 7, 2007 is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Press Release, dated March 7, 2007, issued by Insight Enterprises, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insight Enterprises, Inc.

March 8, 2007	By:	Stanley Laybourne

Name: Stanley Laybourne
Title: Chief Financial Officer, Secretary and Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated March 7, 2007, issued by Insight Enterprises, Inc.